SEASONS SERIES TRUST
Supplement to the Statement of Additional Information
Dated July 28, 2008
Jane Jelenko will be considered an Interested Trustee. All references to Ms. Jelenko as an Independent Trustee should be changed to Interested Trustee.
Ms. Jelenko is an interested trustee due to the deferred stock she received from Bank of America Corp. upon its acquisition of Countrywide Financial Corporation, of which she served as a board member. Bank of America is the indirect parent company to Columbia Management Advisors LLC, a subadviser to Cash Management Portfolio.
Dated: October 7, 2008